               AmeriCredit Automobile Receivables Trust 1997-B
                      Class A-1 5.790% Asset Backed Notes
                      Class A-2 6.360% Asset Backed Notes
                      Class A-3 6.670% Asset Backed Notes
                              Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of May 1, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:    07/01/97
Monthly Period Ending:       07/31/97


I.  MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

    A.    Beginning of period Aggregate Principal Balance                  $211,070,261
                                                                           ------------
    B.    Purchase of Subsequent Receivables                                 32,499,259
                                                                           ------------
    C.    Monthly Principal Amounts

         (1)  Collections on Receivables outstanding
                at end of period                            6,688,817
                                                           ----------
         (2)  Collections on Receivables paid off
                during period                               1,196,789
                                                           ----------
         (3)  Receivables becoming Liquidated Receivables
                during period                                 637,363
                                                           ----------
         (4)  Receivables becoming Purchased Receivables
                during period
                                                           ----------
         (5)  Cram Down Losses occurring during period
                                                           ----------
         (6)  Other Receivables adjustments                    24,186
                                                           ----------
         (7)  Less amounts allocable to Interest           (3,904,169)
                                                           ----------
         Total Monthly Principal Amounts                                      4,642,986
                                                                           ------------
    D.   End of period Aggregate Principal Balance                         $238,926,534
                                                                           ------------
                                                                           ------------
    E.   Pool Factor                                                         95.570619%
                                                                           ------------
                                                                           ------------

II. MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                      Class A-1      Class A-2     Class A-3        TOTAL
                                                      ---------      ---------     ---------        -----
    A.   Beginning of period Note Balance            $58,005,432    $96,250,000   $85,750,000   $240,005,432
                                                     -----------    -----------   -----------   ------------
    B.   Noteholders' Principal Distributable Amount   4,642,986              0             0      4,642,986
    C.   Noteholders' Accelerated Principal Amount     1,879,216              0             0      1,879,216
    D.   Accelerated Payment Amount Shortfall            961,824              0             0        961,824
    E.   Note Prepayment Amount                               16              0             0             16
                                                     -----------    -----------   -----------   ------------
    F.   End of period Note Balance                  $50,521,390    $96,250,000   $85,750,000   $232,521,390
                                                     -----------    -----------   -----------   ------------
                                                     -----------    -----------   -----------   ------------
    G.   Note Pool Factors                            74.296162%    100.000000%   100.000000%     93.008556%
                                                     -----------    -----------   -----------   ------------
                                                     -----------    -----------   -----------   ------------

III.     RECONCILIATION OF PRE-FUNDING ACCOUNT:
    A.   Beginning of period Pre-Funding Account balance                                            $ 32,499,275
                                                                                                    ------------
    B.   Purchase of Subsequent Receivables                                           (32,499,259)
                                                                                      ------------
    C.   Investment Earnings                                                               66,383
                                                                                     ------------
    D.   Investment Earnings Transfer to Collections Account                              (66,383)
                                                                                     ------------
    E.   Payment of Mandatory Prepayment Amount                                               (16)
                                                                                     ------------
                                                                                                     (32,499,275)
                                                                                                    ------------
    F.   End of period Pre-Funding Account balance                                                  $          0
                                                                                                    ------------
                                                                                                    ------------
IV. CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

    A.   Total Monthly Principal Amounts                                                            $  4,642,986
                                                                                                    ------------
    B.   Required Pro-forma Security Balance                                          215,033,881
                                                                                     ------------
    C.   Pro-forma Security Balance (Assuming 100% Paydown
          of Total Monthly Principal Amounts)                                         235,362,446
                                                                                     ------------
    D.   Step-down Amount (B. - C.)                                                                           0
                                                                                                     ------------
    E.   Principal Distributable Amount (A.- D.)                                                     $  4,642,986
                                                                                                     ------------
                                                                                                     ------------
V.  RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

    A.   Beginning of period Capitalized Interest Account balance                                    $    122,211
                                                                                                     ------------
    B.   Monthly Capitalized Interest Amount                                              (81,232)
                                                                                     ------------
    C.   Investment Earnings                                                                  695
                                                                                     ------------
    D.   Investment Earnings Transfer to Collections Account                                 (695)
                                                                                     ------------
    E.   Payment of Overfunded Capitalized Interest Amount                                (40,979)
                                                                                     ------------
    F.   Payment of Remaining Capitalized Interest Account                                      0
                                                                                     ------------
                                                                                                         (122,211)
                                                                                                     ------------
    G.   End of period Capitalized Interest Account balance                                          $          0
                                                                                                     ------------
                                                                                                     ------------
VI. RECONCILIATION OF COLLECTION ACCOUNT:

    A.   Available Funds:

         (1)     Collections on Receivables during period
                  (net of Liquidation Proceeds)                                      $  7,885,606
                                                                                     ------------
         (2)     Liquidation Proceeds collected during period                             248,231
                                                                                     ------------
         (3)     Purchase Amounts deposited in Collection Account
                                                                                     ------------
         (4) (a)   Investment Earnings - Collection Account                                23,366
                                                                                     ------------
             (b)   Investment Earnings - Transfer From Prefunding Account                  66,383
                                                                                     ------------
             (c)   Investment Earnings - Transfer From Capitalized
                    Interest Account                                                          695
                                                                                     ------------
         (5)     Collection of Supplemental Servicing Fees                                 35,702
                                                                                     ------------
         (6)     Monthly Capitalized Interest Amount                                       81,232
                                                                                     ------------
         (7)     Mandatory Prepayment Amount
                                                                                     ------------
         Total Available Funds                                                                          8,341,215
                                                                                                     ------------
    B.   Distributions:

         (1)   Base Servicing Fee and Supplemental Servicing Fees                         486,306
                                                                                     ------------
         (2)   Agent fees                                                                   7,589
                                                                                     ------------
         (3)   Noteholders' Interest Distributable Amount
                 (a)  Class A - 1                                                         270,547
                                                                                     ------------
                 (b)  Class A - 2                                                         510,125
                                                                                     ------------
                 (c)  Class A - 3                                                         476,627
                                                                                     ------------
         (4)   Noteholders' Principal Distributable Amount
                 (a)  Class A - 1                                                       4,642,986
                                                                                     ------------
                 (b)  Class A - 2                                                               0
                                                                                     ------------
                 (c)  Class A - 3                                                               0
                                                                                     ------------
         (5)   Security Insurer Premiums                                                   67,819
                                                                                     ------------
         Total distributions                                                                            6,461,999
                                                                                                     ------------
    C.   Excess Available Funds (or Deficiency Claim Amount)                                            1,879,216
                                                                                                     ------------
    D.   Noteholders' Accelerated Principal Amount                                                     (1,879,216)
                                                                                                     ------------
    E.   Deposit to Spread Account                                                                   $          0
                                                                                                     ------------
                                                                                                     ------------

VII.     CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
    A.   Excess Available Funds  (VI.C.)                                              $  1,879,216
                                                                                      ------------
    B.   Pro Forma Security Balance (II.A.-II.B.)                                      235,362,446
                                                                                      ------------
    C.   Required Pro Forma Security Balance (90% x (I.D.+III.F.)                      215,033,881
                                                                                      ------------
    D.   Excess of Pro Forma Balance over Required Balance (B. - C.)                    20,328,565
                                                                                      ------------
    E.   End of Period  Class A-1 Note Balance                                          53,362,430
                                                                                      ------------
    F.   Greater of D. or E.                                                            53,362,430
                                                                                      ------------
    G.   Accelerated Principal Amount (lesser of  A. or F.)                                           $  1,879,216
                                                                                                      ------------
VIII.    CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

    A.   Pro Forma Security Balance                                                   $235,362,446
                                                                                      ------------
    B.   Required Pro Forma Security Balance                                           215,033,881
                                                                                      ------------
    C.   Excess of Pro Forma Balance over Required Balance (A. - B.)                    20,328,565
                                                                                      ------------
    D.   End of Period  Class A-1 Note Balance                                          53,362,430
                                                                                      ------------
    E.   Greater of C. or D.                                                            53,362,430
                                                                                      ------------
    F.   Excess Available Funds (VI.C.)                                                  1,879,216
                                                                                      ------------
    G.   Investment Earnings on Collection Account                                          23,366
                                                                                      ------------
    H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                             $ 51,506,580
                                                                                                      ------------
IX. RECONCILIATION OF SPREAD ACCOUNT:

    A.   Beginning of period Spread Account balance                                                   $ 17,400,058
                                                                                                      ------------
    B.   Additions to Spread Account
         (1)  Deposits from Collections Account (VI. E.)                                         0
                                                                                      ------------
         (2)  Investment Earnings                                                           75,948
                                                                                      ------------
         (3)  Deposits Related to Subsequent Receivables Purchases                       2,599,941
                                                                                      ------------
         Total Additions                                                                                 2,675,889
                                                                                                      ------------
    C.   Spread Account balance prior to withdrawals                                                    20,075,947
                                                                                                      ------------
    D.   Requisite Amount of Spread Account
           (1)  Initial Spread Account Deposit                                        $ 15,000,000
                                                                                      ------------
           (2)  Subsequent Spread Account Deposits                                       4,999,999
                                                                                      ------------
           (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)              19,999,999
                                                                                      ------------
           (4)  8% of end of period Aggregate Principal Balance                         19,114,123
                                                                                      ------------
           (5)  $100,000                                                                   100,000
                                                                                      ------------
           (6)  2% of Original Pool Balance                                              5,000,000
                                                                                      ------------
           (7)  End of period Note Balance                                             232,521,390
                                                                                      ------------
           (8)  Lesser of (6) or (7)                                                     5,000,000
                                                                                      ------------
           (9)  Greater of (5) or (8)                                                    5,000,000
                                                                                      ------------
          (10)  Aggregate Principal Balance                                            238,926,534
                                                                                      ------------
          (11)  End of period Note Balance                                             232,521,390
                                                                                      ------------
          (12)  Line (10) less line (11)                                                 6,405,144
                                                                                      ------------
          (13)  OC level (12) / (10), Maximum 10%                                            2.68%
                                                                                      ------------
          (14)  13% less OC level, if OC level is greater than 5%                             n/a
                                                                                      ------------
          (15)  Percent in (13) or (14)) x End of period Aggregate
                 Principal Balance                                                            n/a
                                                                                      ------------
          (16)  15% of end of period Aggregate Principal Balance if
                 Trigger Date                                                                 n/a
                                                                                      ------------
          Requisite Amount of Spread Account (either (3),(4), (9),
                 (15), or (16) as applicable)                                                           19,114,123
                                                                                                      ------------
    E.   Withdrawals from Spread Account
         (1)    Priority First - Deficiency Claim Amount
                                                                                      ------------
         (2)    Priority Second through Third
                                                                                      ------------
         (3)    Priority Fourth - Accelerated Payment Amount Shortfall  51,506,580
                                                                       -----------
                 Accelerated Payment Amount Shortfall in Excess of
                 Requisite Amount                                                          961,824
                                                                                      ------------
          (4)   Priority Fifth through Sixth
                                                                                      ------------
          (5)   Priority Seventh - to Servicer                                                   0
                                                                                      ------------
          Total withdrawals                                                                                961,824
                                                                                                      ------------
    F.   End of period Spread Account balance                                                         $ 19,114,123
                                                                                                      ------------

X.  PERFORMANCE TESTS:
    A.   Delinquency Ratio
         (1)  Receivables with Scheduled Payment
               delinquent more than 30 days
               at end of period                                                       $ 17,608,570
                                                                                      ------------
         (2)  Purchased Receivables with Scheduled
               Payment delinquent more than 30
               days at end of period
                                                                                      ------------
         (3)  Beginning of period Principal Balance                                    243,569,520
                                                                                      ------------
         (4)  Delinquency Ratio (1)+(2) divided by (3)                                                       7.23%
                                                                                                      ------------
         (5)  Previous Monthly Period Delinquency Ratio                                                      4.98%
                                                                                                      ------------
         (6)  Second previous Monthly Period Delinquency Ratio                                               3.16%
                                                                                                      ------------
         (7)  Average Delinquency Ratio (4)+(5)+(6)
               divided by 3                                                                                  5.12%
                                                                                                      ------------
         (8)  Compliance (Delinquency Test Failure is a
               Delinquency Ratio equal to or greater than 14%)                                                yes
                                                                                                      ------------
    B.   Cumulative Default Rate
         (1)  Defaulted Receivables in Current Period                                 $  2,616,020
                                                                                      ------------
         (2)  Cumulative Defaulted Receivables Including
               Defaulted Receivables in Current Period                                   3,960,388
                                                                                      ------------
         (3)  Original Pool Balance                                                    249,999,985
                                                                                      ------------
         (4)  Cumulative Default Rate (2) divided by (3)                                                     1.58%
                                                                                                      ------------
         (5)  Compliance (Default Test Failure is a Cumulative
               Default Rate equal to or greater than 5.26%.)                                                  yes
                                                                                                      ------------
    C.   Cumulative Net Loss Rate
         (1)  Receivables becoming Liquidated Receivables during period               $    637,363
                                                                                      ------------
         (2)  Purchased Receivables with Scheduled
               Payment delinquent more than 30 days at end of period
                                                                                      ------------
         (3)  Cram Down Losses occurring during period
                                                                                      ------------
         (4)  Liquidation Proceeds collected during period                                (248,231)
                                                                                      ------------
         (5)  Net Losses during period (1)+(2)+(3)-(4)                                     389,132
                                                                                      ------------
         (6)  Net Losses since Initial Cut-off Date
               (Beginning of Period)                                                       446,927
                                                                                      ------------
         (7)  50% of Receivables with Scheduled Payment delinquent
               more than 90 days at end of period                                          872,682
                                                                                      ------------
         (8)  Original Aggregate Principal Balance plus Pre-Funded
               Amount as of the Closing Date                                           250,000,000
                                                                                      ------------
         (9)  Cumulative Net Loss Rate (5)+(6)+(7)
               divided by (8)                                                                                0.68%
                                                                                                      ------------
         (10) Compliance (Net Loss Test Failure is a
               Net Loss Rate equal to or greater than 3.01%.)                                                yes
                                                                                                      ------------
    D.   Extension Rate
         (1)  Principal Balance of Receivables extended during current
               period                                                                      159,500
                                                                                      ------------
         (2)  Beginning of Period Aggregate Principal Balance                          243,569,520
                                                                                      ------------
         (3)  Extension Rate (1) divided by (2)                                                              0.07%
                                                                                                      ------------
         (4)  Previous Monthly Extension Rate                                                                0.05%
                                                                                                      ------------
         (5)  Second previous Monthly Extension Rate                                                         0.06%
                                                                                                      ------------
         (6)  Average Extension Rate (3)+(4)+(5)
               divided by 3                                                                                  0.06%
                                                                                                      ------------
          (7)  Compliance (Extension Test Failure is an
                 Extension Rate equal to or greater than 4%.)                                                 yes
                                                                                                      ------------
XI. DELINQUENCY:

    A.   Receivables with Scheduled Payment delinquent
         (1)   31-60 days                                                             #      1,244    $ 13,818,365
                                                                                      ------------    ------------
         (2)   61-90 days                                                                      251       2,815,288
                                                                                      ------------    ------------
         (3)   over 90 days                                                                     85         974,917
                                                                                      ------------    ------------
         Receivables with Scheduled Payment delinquent
          more than 30 days at end of period                                                 1,580    $ 17,608,570
                                                                                      ------------    ------------
                                                                                      ------------    ------------

XII.  MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:
      A.  Beginning of period number of Receivables                                                         18,638
                                                                                                      ------------
      B.  Number of Subsequent Receivables Purchased                                                         2,684
                                                                                                      ------------
      C.  Number of Receivables becoming Liquidated
            Receivables during period                                                                           67
                                                                                                      ------------
      D.  Number of Receivables becoming Purchased
            Receivables during period
                                                                                                      ------------
      E.  Number of Receivables paid off during period                                                         200
                                                                                                      ------------
      F.  End of period number of Receivables                                                               21,055
                                                                                                      ------------
                                                                                                      ------------
XIII. STATISTICAL DATA:

      A.  Weighted Average APR of the Receivables                                                           19.88%
                                                                                                      ------------
      B.  Weighted Average Remaining Term of the Receivables                                                 51.00
                                                                                                      ------------
      C.  Average Receivable Balance                                                                  $     11,348
                                                                                                      ------------
      D.  Aggregate Realized Losses                                                                   $    836,059
                                                                                                      ------------


AmeriCredit Financial Services, Inc.


By:
    --------------------------------------------
Name:   Daniel E. Berce
       -----------------------------------------
Title:  Vice Chairman & Chief Financial Officer
       -----------------------------------------
Date:   August 5, 1997
       -----------------------------------------